Exhibit 99.1

Virtu Announces Third Quarter 2019 Results

NEW YORK, NY, November 5, 2019  - Virtu Financial, Inc. (NASDAQ: VIRT), a leading provider of financial services and products that leverages cutting edge technology to deliver liquidity to the global markets and provide execution services and data, analytics and connectivity products, today reported results for the third quarter ended September 30, 2019.

Third Quarter 2019 Selected Highlights

•	Net loss of $5.2 million, as a result of costs associated with the ITG acquisition and amortization of purchased intangibles; Normalized Adjusted Net Income[1] of $39.6 million
•	Basic and diluted loss per share of $0.04; Normalized Adjusted EPS[1] of $0.21
•	Total revenues of $385.4 million; Trading income, net of $220.1 million; Adjusted Net Trading Income[1] of $249.8 million
•	Adjusted EBITDA[1] of $103.9 million; Adjusted EBITDA Margin[1] of 41.6%
•	Quarterly cash dividend of $0.24 per share payable on December 16, 2019

The Virtu Financial, Inc. Board of Directors declared a quarterly cash dividend of $0.24 per share. This dividend is payable on December 16, 2019 to shareholders of record as of December 2, 2019.

"While the environment in the 3rd quarter continued to be challenging, I am very pleased with our performance globally. Our market making segment saw pockets of elevated volatility in the quarter and we capitalized on these opportunities and otherwise performed in line with our expectations. On the execution services side, we continue to reap the benefits of the ITG acquisition as we integrate and improve the broad spectrum of ITG’s financial services products into our scaled multi asset class global architecture,” said Douglas A. Cifu, Chief Executive Officer.  Mr. Cifu continued, “We believe we are only beginning to implement and discover the multiple ways to serve our clients better through this acquisition.  We are ahead of schedule in all aspects of the ITG integration, have raised our overall synergy targets and have repaid $100.0 million of our long term debt since the closing on March 1st.”

Note 1: Non-GAAP financial measures. Please see "Non-GAAP Financial Measures and Other Items" for more information.

Financial Results

Third Quarter 2019:

Total revenues increased 30.6% to $385.4 million for this quarter, compared to $295.1 million for the same period in 2018. Trading income, net, decreased 6.6% to $220.1 million for this quarter, compared to $235.7 million for the same period in 2018. Net income was a loss of $5.2 million for this quarter, compared to net income of $15.6 million for the same period in 2018.

Basic and diluted loss per share for this quarter were $0.04 and $0.04, respectively, compared to earnings per share of $0.08 and $0.08, respectively, for the same period in 2018.

Adjusted Net Trading Income increased 40.4% to $249.8 million for this quarter, compared to $177.9 million for the same period in 2018. Adjusted EBITDA increased 17.7% to $103.9 million for this quarter, compared to $88.3 million for the same period in 2018. Normalized Adjusted Net Income decreased 5.8% to $39.6 million for this quarter, compared to $42.0 million for the same period in 2018.

Assuming all non-controlling interests had been exchanged for common stock, and the Company’s Normalized Adjusted Net Income before income taxes was subject to corporation taxes, Normalized Adjusted EPS was $0.21 for this quarter, compared to $0.22 for the same period in 2018.

Operating Segment Information

The Company has two operating segments: Market Making and Execution Services; and one non-operating segment: Corporate.

Market Making principally consists of market making in the cash, futures and options markets across global equities, options, fixed income, currencies and commodities. As a market maker, the Company commits capital on a principal basis by offering to buy securities from, or sell securities to, broker dealers, banks and institutions.

Execution Services comprises agency-based trading and trading venues, offering execution services in global equities, options, futures and fixed income on behalf of institutions, banks and broker dealers. The Company also provides proprietary technology and infrastructure, workflow technology, and trading analytic services to select third parties. Legacy ITG’s operations are included within the Execution Services segment.

Corporate contains the Company's investments, principally in strategic trading-related opportunities, and maintains corporate overhead expenses.

The following tables show the trading income, net, total revenues and Adjusted Net Trading Income by segment for the three and nine months ended September 30, 2019 and 2018.

Total revenues by segment

(in thousands, unaudited)

	Three Months Ended September 30, 2019
	Market Making	Execution Services	Corporate	Total
Trading income, net	$219,535	$613	$—	$220,148
Commissions, net and technology services	7,252	132,375	—	139,627
Interest and dividends income	22,617	735	—	23,352
Other, net	1,393	646	198	2,237
Total Revenues	$250,797	$134,369	$198	$385,364

	Three Months Ended September 30, 2018
	Market Making	Execution Services	Corporate	Total
Trading income, net	$235,564	$135	$—	$235,699
Commissions, net and technology services	6,587	33,665	—	40,252
Interest and dividends income	21,320	110	21	21,451
Other, net	899	296	(3,474)	(2,279)
Total Revenues	$264,370	$34,206	$(3,453)	$295,123

	Nine Months Ended September 30, 2019
	Market Making	Execution Services	Corporate	Total
Trading income, net	$680,224	$3,387	$—	$683,611
Commissions, net and technology services	17,213	342,681	—	359,894
Interest and dividends income	64,404	12,241	—	76,645
Other, net	3,181	1,602	1,879	6,662
Total Revenues	$765,022	$359,911	$1,879	$1,126,812

	Nine Months Ended September 30, 2018
	Market Making	Execution Services	Corporate	Total
Trading income, net	$899,902	$552	$—	$900,454
Commissions, net and technology services	21,886	118,775	—	140,661
Interest and dividends income	60,681	600	56	61,337
Other, net	2,132	338,832	(5,113)	335,851
Total Revenues	$984,601	$458,759	$(5,057)	$1,438,303

Reconciliation of trading income, net to Adjusted Net Trading Income by operating segment

(in thousands, unaudited)

	Three Months Ended September 30, 2019
	Market Making	Execution Services	Corporate	Total
Trading income, net	$219,535	$613	$—	$220,148
Commissions, net and technology services	7,252	132,375	—	139,627
Interest and dividends income	22,617	735	—	23,352
Brokerage, exchange and clearance fees, net	(49,009)	(25,306)	—	(74,315)
Payments for order flow	(24,454)	(20)	—	(24,474)
Interest and dividends expense	(34,222)	(324)	—	(34,546)
Adjusted Net Trading Income	$141,719	$108,073	$—	$249,792

	Three Months Ended September 30, 2018
	Market Making	Execution Services	Corporate	Total
Trading income, net	$235,564	$135	$—	$235,699
Commissions, net and technology services	6,587	33,665	—	40,252
Interest and dividends income	21,320	110	21	21,451
Brokerage, exchange and clearance fees, net	(54,305)	(14,333)	—	(68,638)
Payments for order flow	(18,261)	(22)	—	(18,283)
Interest and dividends expense	(32,048)	(518)	—	(32,566)
Adjusted Net Trading Income	$158,857	$19,037	$21	$177,915

	Nine Months Ended September 30, 2019
	Market Making	Execution Services	Corporate	Total
Trading income, net	$680,224	$3,387	$—	$683,611
Commissions, net and technology services	17,213	342,681	—	359,894
Interest and dividends income	64,404	12,241	—	76,645
Brokerage, exchange and clearance fees, net	(132,049)	(82,170)	—	(214,219)
Payments for order flow	(71,611)	(60)	—	(71,671)
Interest and dividends expense	(104,877)	(11,862)	—	(116,739)
Adjusted Net Trading Income	$453,304	$264,217	$—	$717,521

	Nine Months Ended September 30, 2018
	Market Making	Execution Services	Corporate	Total
Trading income, net	$899,902	$552	$—	$900,454
Commissions, net and technology services	21,886	118,775	—	140,661
Interest and dividends income	60,681	600	56	61,337
Brokerage, exchange and clearance fees, net	(183,171)	(46,608)	—	(229,779)
Payments for order flow	(50,284)	(97)	—	(50,381)
Interest and dividends expense	(100,002)	(1,197)	—	(101,199)
Adjusted Net Trading Income	$649,012	$72,025	$56	$721,093

Reconciliation of trading income, net to Adjusted Net Trading Income by category – Market Making segment

(in thousands, unaudited)

	Three Months Ended September 30, 2019
	Global Equities	Global FICC, Options and Other	Unallocated	Total Market Making
Trading income, net	$166,031	$52,126	$1,378	$219,535
Commissions, net and technology services	7,252	—	—	7,252
Brokerage, exchange and clearance fees, net	(37,449)	(10,024)	(1,536)	(49,009)
Payments for order flow	(24,454)	—	—	(24,454)
Interest and dividends, net	(8,889)	(2,754)	38	(11,605)
Adjusted Net Trading Income	$102,491	$39,348	$(120)	$141,719

	Three Months Ended September 30, 2018
	Global Equities	Global FICC, Options and Other	Unallocated	Total Market Making
Trading income, net	$180,800	$58,134	$(3,370)	$235,564
Commissions, net and technology services	6,469	118	—	6,587
Brokerage, exchange and clearance fees, net	(39,143)	(14,905)	(257)	(54,305)
Payments for order flow	(18,261)	—	—	(18,261)
Interest and dividends, net	(7,830)	(2,517)	(381)	(10,728)
Adjusted Net Trading Income	$122,035	$40,830	$(4,008)	$158,857

	Nine Months Ended September 30, 2019
	Global Equities	Global FICC, Options and Other	Unallocated	Total Market Making
Trading income, net	$537,708	$143,042	$(526)	$680,224
Commissions, net and technology services	17,241	(28)	—	17,213
Brokerage, exchange and clearance fees, net	(101,883)	(30,736)	570	(132,049)
Payments for order flow	(71,611)	—	—	(71,611)
Interest and dividends, net	(31,816)	(8,497)	(160)	(40,473)
Adjusted Net Trading Income	$349,639	$103,781	$(116)	$453,304

	Nine Months Ended September 30, 2018
	Global Equities	Global FICC, Options and Other	Unallocated	Total Market Making
Trading income, net	$704,086	$195,959	$(143)	$899,902
Commissions, net and technology services	21,700	186	—	21,886
Brokerage, exchange and clearance fees, net	(136,864)	(43,755)	(2,552)	(183,171)
Payments for order flow	(50,284)	—	—	(50,284)
Interest and dividends, net	(28,147)	(9,014)	(2,160)	(39,321)
Adjusted Net Trading Income	$510,491	$143,376	$(4,855)	$649,012

The following tables show our Adjusted Net Trading Income and average daily Adjusted Net Trading Income by category for the three and nine months ended September 30, 2019 and 2018:

(In thousands except percentages, unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
Adjusted Net Trading Income by Category:	2019	2018	% Change	2019	2018	% Change
Market Making:
Global Equities	$102,491	$122,035	(16.0)%	$349,639	$510,491	(31.5)%
Global FICC, Options and Other	39,348	40,830	(3.6)%	103,781	143,376	(27.6)%
Unallocated (1)	(120)	(4,008)	NM	(116)	(4,855)	NM
Total Market Making	$141,719	$158,857	(10.8)%	$453,304	$649,012	(30.2)%

Execution Services	108,073	19,037	467.7%	264,217	72,025	266.8%

Corporate	—	21	NM	—	56	NM

Adjusted Net Trading Income	$249,792	$177,915	40.4%	$717,521	$721,093	(0.5)%

Average Daily	Three Months Ended September 30,			Nine Months Ended September 30,
Adjusted Net Trading Income by Category:	2019	2018	% Change	2019	2018	% Change
Market Making:
Global Equities	$1,601	$1,937	(17.3)%	$1,850	$2,715	(31.9)%
Global FICC, Options and Other	615	648	(5.1)%	549	763	(28.0)%
Unallocated (1)	(2)	(64)	NM	(1)	(26)	NM
Total Market Making	$2,214	$2,521	(12.2)%	$2,398	$3,452	(30.5)%

Execution Services	1,689	303	457.3%	1,398	383	265.0%

Corporate	—	—	NM	—	—	NM

Adjusted Net Trading Income	$3,903	$2,824	38.2%	$3,796	$3,835	(1.0)%

(1) Under our methodology for recording ‘Trading Income, Net’ in our condensed consolidated statements of comprehensive income, we recognize revenues based on the exit price of assets in accordance with applicable U.S. GAAP rules, and when we calculate Adjusted Net Trading Income for corresponding reporting periods, we start with trading income, net. By contrast, when we calculate Adjusted Net Trading Income by category, we recognize revenues on a daily basis, and as a result prices used in recognizing revenues may differ. Because we provide liquidity on a global basis, across asset classes and time zones, the timing of any particular Adjusted Net Trading Income calculation can defer or accelerate the amount in a particular asset class from one day to another, and, at the end of a reporting period, from one reporting period to another. The purpose of the Unallocated category is to ensure that Adjusted Net Trading Income by category sums to total Adjusted Net Trading Income, which can be reconciled to Trading Income, Net, calculated in accordance with GAAP. We do not allocate any resulting differences based on the timing of revenue recognition.

Financial Condition

As of September 30, 2019, Virtu had $394.8 million in cash, cash equivalents and restricted cash, and total long-term debt outstanding in an aggregate principal amount of $1,982.4 million.

Share Repurchase Program

The Virtu Financial, Inc. Board of Directors approved the share repurchase program for $50 million Class A common stock and common units of Virtu Financial LLC in February 2018 and subsequently expanded the program to $100 million in July 2018. Since the inception of the program, the Company has repurchased approximately 2.56 million shares and units for approximately $65.9 million. The share repurchase program expired on September 30, 2019. At the time of expiration, the Company had approximately $34.1 million remaining capacity for future repurchases of common stock and common units under the plan.

Non-GAAP Financial Measures and Other Items

To supplement our unaudited condensed consolidated financial statements presented in accordance with generally accepted accounting principles in the United States ("U.S. GAAP"), we use the following non-U.S. GAAP (“non-GAAP”) measures of financial performance:

•	"Adjusted Net Trading Income", which is the amount of revenue we generate from our market making activities, or trading income, net, plus commissions, net and technology services, plus interest and dividends income and expense, net, less direct costs associated with those revenues, including brokerage, exchange and clearance fees, net and payments for order flow. Management believes that this measurement is useful for comparing general operating performance from period to period. Although we use Adjusted Net Trading Income as a financial measure to assess the performance of our business, the use of Adjusted Net Trading Income is limited because it does not include certain material costs that are necessary to operate our business. Our presentation of Adjusted Net Trading Income should not be construed as an indication that our future results will be unaffected by revenues or expenses that are not directly associated with our market making activities.

•	"EBITDA", which measures our operating performance by adjusting Net Income to exclude financing interest expense on our long-term borrowings, debt issue cost related to debt refinancing, depreciation and amortization, amortization of purchased intangibles and acquired capitalized software, and income tax expense, and "Adjusted EBITDA", which measures our operating performance by further adjusting EBITDA to exclude severance, reserves for legal matters, transaction advisory fees and expenses, termination of office leases, acquisition related retention bonuses, trading related settlement income, gain on sale of business, connectivity early termination, other, net, write-down of assets, share based compensation, charges related to share based compensation at IPO, Amended and Restated 2015 Management Incentive Plan, and charges related to share based compensation at IPO, and “Adjusted EBITDA Margin”, which compares Adjusted EBITDA to Adjusted Net Trading Income.
•	“Normalized Adjusted Net Income”, “Normalized Adjusted Net Income before income taxes”, “Normalized provision for income taxes”, and “Normalized Adjusted EPS”, which we calculate by adjusting Net Income to exclude certain items and other non-cash items, assuming that all vested and unvested Virtu Financial LLC units have been exchanged for Class A Common Stock, and applying an effective tax rate, which was between approximately 23% and 24%.
•	“Adjusted Operating Expenses”, which we calculate by adjusting total operating expenses to exclude severance, share based compensation, reserves for legal matters, termination of office leases, connectivity early termination and write-down of assets.

Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and Adjusted Operating Expenses are non-GAAP financial measures used by management in evaluating operating performance and in making strategic decisions. Additional information provided regarding the breakdown of Total Adjusted Net Trading Income by category is also a non-GAAP financial measure but is not used by the Company in evaluating operating performance and in making strategic decisions. In addition, these non-GAAP financial measures or similar non-GAAP measures are used by research analysts, investment bankers and lenders to assess our operating performance. Management believes that the presentation of Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and Adjusted Operating Expenses provide useful information to investors regarding our results of operations because they assist both investors and management in analyzing and benchmarking the performance and value of our business. Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and Adjusted Operating Expenses provide indicators of general economic performance that are not affected by fluctuations in certain costs or other items. Accordingly, management believes that these measurements are useful for comparing general operating performance from period to period. Furthermore, our credit agreement contains covenants and other tests based on metrics similar to Adjusted EBITDA. Other companies may define Adjusted Net Trading Income, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and Adjusted Operating Expenses differently, and as a result our measures of Adjusted Net Trading Income, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and Adjusted Operating Expenses may not be directly comparable to those of other companies. Although we use these non-GAAP financial measures as financial measures to assess the performance of our business, such use is limited because they do not include certain material costs necessary to operate our business.

Adjusted Net Trading Income, EBITDA, Adjusted EBITDA and Normalized Adjusted Net Income should be considered in addition to, and not as a substitute for, Net Income in accordance with U.S. GAAP as a measure of performance. Our presentation of Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and Adjusted Operating Expenses should not be construed as an indication that our future results will be unaffected by unusual or nonrecurring items. Adjusted Net Trading Income, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and our EBITDA-based measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under U.S. GAAP. Some of these limitations are:

•	they do not reflect every cash expenditure, future requirements for capital expenditures or contractual commitments;
•	our EBITDA-based measures do not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt;
•	although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced or require improvements in the future, and our EBITDA-based measures do not reflect any cash requirement for such replacements or improvements;
•	they are not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;
•	they do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; and
•	they do not reflect limitations on our costs related to transferring earnings from our subsidiaries to us.

Because of these limitations, Adjusted Net Trading Income, EBITDA, Adjusted EBITDA and Normalized Adjusted Net Income are not intended as alternatives to Net Income as indicators of our operating performance and should not be considered as measures of discretionary cash available to us to invest in the growth of our business or as measures of cash that will be available to us to meet our obligations. We compensate for these limitations by using Adjusted Net Trading Income, EBITDA, Adjusted EBITDA and Normalized Adjusted Net Income along with other comparative tools, together with U.S. GAAP measurements, to assist in the evaluation of operating performance. These U.S. GAAP measurements include Net Income, cash flows from operations and cash flow data. See below a reconciliation of each non-GAAP measure to the most directly comparable GAAP measure.

Virtu Financial, Inc. and Subsidiaries

Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except share and per share data)	2019	2018	2019	2018
Revenues:
Trading income, net	$220,148	$235,699	$683,611	$900,454
Interest and dividends income	23,352	21,451	76,645	61,337
Commissions, net and technology services	139,627	40,252	359,894	140,661
Other, net	2,237	(2,279)	6,662	335,851
Total revenues	385,364	295,123	1,126,812	1,438,303

Operating Expenses:
Brokerage, exchange and clearance fees, net	74,315	68,638	214,219	229,779
Payments for order flow	24,474	18,283	71,671	50,381
Communication and data processing	59,767	39,516	156,004	137,793
Employee compensation and payroll taxes	90,595	44,827	282,135	150,723
Interest and dividends expense	34,546	32,566	116,739	101,199
Operations and administrative	28,357	17,254	85,232	53,671
Depreciation and amortization	17,598	16,012	48,859	47,558
Amortization of purchased intangibles and acquired capitalized software	18,908	6,367	50,436	20,042
Termination of office leases	1,278	1,440	66,490	23,300
Debt issue cost related to debt refinancing		3,347	7,894	11,727
Transaction advisory fees and expenses	7,163	(261)	24,074	8,985
Charges related to share based compensation at IPO		—	—	24
Financing interest expense on long-term borrowings	34,191	17,709	91,669	55,536
Total operating expenses	391,192	265,698	1,215,422	890,718

Income (loss) before income taxes and noncontrolling interest	(5,828)	29,425	(88,610)	547,585
Provision for (benefit from) income taxes	(644)	13,815	(14,322)	75,330
Net income (loss)	$(5,184)	$15,610	$(74,288)	$472,255

Noncontrolling interest	872	(6,998)	33,412	(263,682)

Net income (loss) available for common stockholders	$(4,312)	$8,612	$(40,876)	$208,573

Earnings (loss) per share:
Basic	$(0.04)	$0.08	$(0.38)	$2.07
Diluted	$(0.04)	$0.08	$(0.38)	$2.04

Weighted average common shares outstanding
Basic	117,548,769	106,692,034	112,602,934	99,038,084
Diluted	117,548,769	107,128,206	112,602,934	100,468,860

Comprehensive income:
Net income (loss)	$(5,184)	$15,610	$(74,288)	$472,255
Other comprehensive income (loss)
Foreign exchange translation adjustment, net of taxes	(7,197)	(666)	(10,057)	(3,713)
Comprehensive income (loss)	$(12,381)	$14,944	$(84,345)	$468,542
Less: Comprehensive income (loss) attributable to noncontrolling interest	3,598	(6,708)	37,221	(262,239)
Comprehensive income (loss) available for common stockholders	$(8,783)	$8,236	$(47,124)	$206,303

Virtu Financial, Inc. and Subsidiaries

Reconciliation to Non-GAAP Operating Data (Unaudited)

The following tables reconcile Condensed Consolidated Statements of Comprehensive Income to arrive at Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, and selected Operating Margins.

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except percentages)	2019	2018	2019	2018
Reconciliation of Trading income, net to Adjusted Net Trading Income
Trading income, net	$220,148	$235,699	$683,611	$900,454
Commissions, net and technology services	139,627	40,252	359,894	140,661
Interest and dividends income	23,352	21,451	76,645	61,337
Brokerage, exchange and clearance fees, net	(74,315)	(68,638)	(214,219)	(229,779)
Payments for order flow	(24,474)	(18,283)	(71,671)	(50,381)
Interest and dividends expense	(34,546)	(32,566)	(116,739)	(101,199)
Adjusted Net Trading Income	$249,792	$177,915	$717,521	$721,093

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Net income (loss)	(5,184)	15,610	(74,288)	472,255
Financing interest expense on long-term borrowings	34,191	17,709	91,669	55,536
Debt issue cost related to debt refinancing	—	3,347	7,894	11,727
Depreciation and amortization	17,598	16,012	48,859	47,558
Amortization of purchased intangibles and acquired capitalized software	18,908	6,367	50,436	20,042
Provision for income taxes	(644)	13,815	(14,322)	75,330
EBITDA	$64,869	$72,860	$110,248	$682,448

Severance	13,403	1,291	74,627	7,625
Reserve for legal matter	—	1,620	—	2,020
Transaction advisory fees and expenses	7,163	(261)	24,074	8,985
Termination of office leases	1,278	1,440	66,490	23,300
Connectivity early termination	—	—	—	7,062
Gain on sale of business	—	2,339	—	(335,210)
Other, net	787	(60)	2,278	(641)
Write-down of assets	—	542	—	3,239
Share based compensation	16,374	7,091	39,564	20,213
Charges related to share based compensation at IPO, Amended and Restated 2015 Management Incentive Plan	—	1,425	—	4,356
Charges related to share based compensation awards at IPO	—	—	—	24
Adjusted EBITDA	$103,874	$88,287	$317,281	$423,421

Selected Operating Margins
Net Income Margin (1)	(2.1)%	8.8%	(10.4)%	65.5%
EBITDA Margin (2)	26.0%	41.0%	15.4%	94.6%
Adjusted EBITDA Margin (3)	41.6%	49.6%	44.2%	58.7%

1 Calculated by dividing net income by Adjusted Net Trading Income.

2 Calculated by dividing EBITDA by Adjusted Net Trading Income.

3 Calculated by dividing Adjusted EBITDA by Adjusted Net Trading Income.

Virtu Financial, Inc. and Subsidiaries

Reconciliation to Non-GAAP Operating Data (Unaudited)

(Continued)

The following tables reconcile Condensed Consolidated Statements of Comprehensive Income to arrive at Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted Net Income and Normalized Adjusted EPS.

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except share and per share data)	2019	2018	2019	2018
Reconciliation of Net Income to Normalized Adjusted Net Income
Net income (loss)	$(5,184)	$15,610	$(74,288)	$472,255
Provision (benefit) for (from) income taxes	(644)	13,815	(14,322)	75,330
Income (loss) before income taxes and noncontrolling interest	$(5,828)	$29,425	$(88,610)	$547,585
Amortization of purchased intangibles and acquired capitalized software	18,908	6,367	50,436	20,042
Debt issue cost related to debt refinancing	—	3,347	7,894	11,727
Severance	13,403	1,291	74,627	7,625
Reserve for legal matter	—	1,620	—	2,020
Transaction advisory fees and expenses	7,163	(261)	24,074	8,985
Termination of office leases	1,278	1,440	66,490	23,300
Connectivity early termination	—	—	—	7,062
Write-down of assets	—	542	—	3,239
Gain on sale of business	—	2,339	—	(335,210)
Other, net	787	(60)	2,278	(641)
Share based compensation	16,374	7,091	39,564	20,213
Charges related to share based compensation at IPO, Amended and Restated 2015 Management Incentive Plan	—	1,425	—	4,356
Charges related to share based compensation awards at IPO	—	—	—	24
Normalized Adjusted Net Income before income taxes	$52,085	$54,566	$176,753	$320,327
Normalized provision for income taxes (1)	12,500	12,550	42,421	73,675
Normalized Adjusted Net Income	$39,585	$42,016	$134,332	$246,652

Weighted Average Adjusted shares outstanding (2)	192,618,019	191,989,323	192,959,477	190,886,342

Normalized Adjusted EPS	$0.21	$0.22	$0.70	$1.29

(1) Reflects U.S. federal, state, and local income tax rate applicable to corporations of approximately 24% for 2019 and 23% for 2018.

(2) Assumes that (1) holders of all vested and unvested Virtu Financial LLC Units (together with corresponding shares of Class C common stock), have exercised their right to exchange such Virtu Financial LLC Units for shares of Class A common stock on a one-for-one basis, and (2) holders of all Virtu Financial LLC Units (together with corresponding shares of Class D common stock), have exercised their right to exchange such Virtu Financial LLC Units for shares of Class B common stock on a one-for-one basis, and subsequently exercised their right to convert the shares of Class B common stock into shares of Class A common stock on a one-for-one basis.

Virtu Financial, Inc. and Subsidiaries

Condensed Consolidated Statements of Financial Condition (Unaudited)

	September 30,	December 31,
(in thousands, except share data)	2019	2018
Assets
Cash and cash equivalents	$372,710	$729,547
Cash and securities segregated under regulations and other	22,109	6,500
Securities borrowed	1,578,941	1,399,684
Securities purchased under agreements to resell	18,805	15,475
Receivables from broker-dealers and clearing organizations	1,563,731	1,101,449
Receivables from customers	267,108	—
Trading assets, at fair value	2,674,836	2,639,921
Property, equipment and capitalized software, net	117,236	113,322
Operating lease right-of-use assets	305,116	—
Goodwill	1,195,477	836,583
Intangibles (net of accumulated amortization)	513,153	83,989
Deferred taxes	247,612	200,359
Other assets	309,911	254,149
Total assets	9,186,745	7,380,978

Liabilities and equity
Liabilities
Short-term borrowings, net	94,888	15,128
Securities loaned	1,093,321	1,130,039
Securities sold under agreements to repurchase	281,783	281,861
Payables to broker-dealers and clearing organizations	1,024,549	567,441
Payables to customers	118,259	—
Trading liabilities, at fair value	2,248,932	2,475,395
Tax receivable agreement obligations	256,700	214,403
Accounts payable and accrued expenses and other liabilities	395,987	294,975
Deferred tax liabilities	65,861	—
Operating lease liabilities	375,390	—
Long-term borrowings, net	1,934,358	907,037
Total liabilities	7,890,028	5,886,279

Total equity	1,296,717	1,494,699

Total liabilities and equity	$9,186,745	$7,380,978

	As of September 30, 2019
	Interests	%
Ownership of Virtu Financial LLC Interests:
Virtu Financial, Inc. - Class A Common Stock and Restricted Stock Units	119,760,556	62.1%
Non-controlling Interests (Virtu Financial LLC)	72,996,265	37.9%
Total Virtu Financial LLC Interests	192,756,821	100.0%

About Virtu Financial, Inc.

Virtu is a leading provider of financial services and products that leverages cutting-edge technology to deliver liquidity to the global markets and innovative, transparent trading solutions to its clients. Leveraging its global market making expertise and infrastructure, Virtu provides a robust product suite including offerings in execution, liquidity sourcing, analytics and broker-neutral, multi-dealer platforms in workflow technology.  Virtu’s product offerings allow clients to trade on hundreds of venues across 50+ countries and in multiple asset classes, including global equities, ETFs, foreign exchange, futures, fixed income and myriad other commodities.  In addition, Virtu’s integrated, multi-asset analytics platform provides a range of pre and post-trade services, data products and compliance tools that clients rely upon to invest, trade and manage risk across global markets.

Cautionary Note Regarding Forward-Looking Statements

This press release may contain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements regarding Virtu Financial, Inc.’s (“Virtu’s”, the “Company’s” or “our”) business that are not historical facts are forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, and if the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. Forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties, some or all of which are not predictable or within Virtu’s control, that could cause actual performance or results to differ materially from those expressed in the statements. Those risks and uncertainties include, without limitation: fluctuations in trading volume and volatilities in the markets in which we operate; the ability of our trading counterparties and various clearing houses to perform their obligations to us; the performance and reliability of our customized trading platform; the risk of material trading losses from our market making activities; swings in valuations in securities or other instruments in which we hold positions; increasing competition and consolidation in our industry; the effect of the acquisition of Investment Technology Group, Inc. (“ITG”) on existing business relationships, operating results, and ongoing business operations generally; the significant costs and significant indebtedness that we have incurred and expect to incur in connection with the acquisition of ITG; the risk that we may encounter significant difficulties or delays in integrating the two businesses and the anticipated benefits, cost savings and synergies or capital release may not be achieved; the assumption of potential liabilities relating to ITG's business; the risk that cash flow from our operations and other available sources of liquidity will not be sufficient to fund our various ongoing obligations, including operating expenses, capital expenditures, debt service and dividend payments; regulatory and legal uncertainties and potential changes associated with our industry, particularly in light of increased attention from media, regulators and lawmakers to market structure and related issues; potential adverse results from legal or regulatory proceedings; our ability to remain technologically competitive and to ensu re that the technology we utilize is not vulnerable to security risks, hacking and cyber-attacks; risks associated with third party software and technology infrastructure. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in forward-looking statements, see Virtu’s Securities and Exchange Commission filings, including but not limited to Virtu’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC.

CONTACT

Investor Relations

Andrew Smith

Virtu Financial, Inc.

(212) 418-0195

investor_relations@virtu.com

Media Relations

media@virtu.com